                                                                    EXHIBIT 99.1

    BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:   15-Apr-99   For the Monthly Period Ending:   31-Mar-99  Days in Interest Period (30/360)       30
Determined as of:       09-Apr-99   Monthly Period                          53  Days in Interest Per                   31

     BEGINNING                       TOTAL TRUST       INVESTOR INTEREST      SERIES  1995-A      SERIES  1995-B
     ---------                       -----------        -----------------      --------------      --------------

Pool Balance (Principal)               3,990,480,851.49
Finance Charges O/S                      127,072,250.26
Excess Funding Account                             0.00

Initial Invested Amount                                     3,860,000,000.00      380,000,000.00      380,000,000.00
Invested Amount                                             3,460,000,000.00      380,000,000.00      380,000,000.00
Class A Invested Amount                                                           357,200,000.00      357,200,000.00
Class B Invested Amount                                                            22,800,000.00       22,800,000.00

Principal Funding Account                                               0.00                0.00                0.00

Adjusted Invested Amount                                    3,460,000,000.00      380,000,000.00      380,000,000.00
Class A Adjusted Invested Amt                                                     357,200,000.00      357,200,000.00
Class B Adjusted Invested Amt                                                      22,800,000.00       22,800,000.00
Enhancement Invested Amount                                             0.00                0.00                0.00

Principal Allocation Pct                         100.00%               86.71%               9.52%               9.52%
Principal Collections                    540,128,008.93       468,325,242.11       51,434,564.16       51,434,564.16

Floating Allocation Pct                         100.00%               86.71%                9.52%               9.52%
Finance Charge Collections                70,619,505.50        61,231,590.41        6,724,856.75        6,724,856.75
Defaulted Amount                          24,544,612.71        21,281,736.00        2,337,300.49        2,337,300.49

Interchange Collections                    5,386,421.47         4,670,369.06          512,930.71          512,930.71
Servicer Interchange                                            3,604,166.67          395,833.33          395,833.33

Shared Principal Collections                                  489,606,978.10       53,771,864.65       53,771,864.65

   BEGINNING                         SERIES  1996-A        SERIES  1997-1   SERIES  1997-2    SELLER INTEREST
  ---------------                    --------------        --------------   --------------    ---------------
Pool Balance (Principal)
Finance  Charges O/S
Excess Funding Account

Initial Invested Amount                     500,000,000.00      1,700,000,000.00       900,000,000.00
Invested Amount Amount                      500,000,000.00      1,300,000,000.00       900,000,000.00
Class A Invested Amount                     465,000,000.00      1,300,000,000.00       900,000,000.00
Class B  Invested Amount                     35,000,000.00                  0.00                 0.00

Principal Funding Account                             0.00                  0.00                 0.00

Adjusted  Invested Amount                   500,000,000.00      1,300,000,000.00       900,000,000.00     530,480,851.49
Class A Adjusted Invested Amt               465,000,000.00      1,300,000,000.00       900,000,000.00                 NA
Class B  Adjusted Invested Amt               35,000,000.00                  0.00        00,000,000.00                 NA
Enhancement Invested Amount                           0.00                  0.00                 0.00                 NA

Principal Allocation Pct                             12.53                 32.58%               22.55%             13.29%
Principal Collections                        67,677,058.11        175,960,351.08       121,818,704.59      71,802,766,82

Floating  Allocation Pct                             12.53%                32.58%               22.55%             13.29%
Finance Charge Collections                    8,848,495.72         23,006,088.88        15,927,292.30       9,387,915.09
Defaulted Amount                              3,075,395.38          7,996,027.93         5,535,711.68       3,262,676.71

Interchange Collections                         674,908.82          1,754,762,94         1,214,635.66
Servicer  Interchange                           520,833.33          1,354,166.67           937,500.00

Shared Principal Collections                 70,752,453.48        183,956,379.06       127,354,416.27





























       ENDING                     TOTAL TRUST     INVESTOR INTEREST      SERIES  1995-A      SERIES  1995-B
     ----------                  -------------    ----------------       --------------     --------------
Pool Balance (Principal)         3,880,596,571.43
Finance Charges O/S                118,610,617.47
Excess Funding Account                       0.00

Initial Invested Amount                               3,860,000,000.00      380,000,000.00      380,000,000.00
Invested Amount                                       3,460,000,000.00      380,000,000.00      380,000,000.00
Class A Invested Amount                                                     357,200,000.00      357,200,000.00
Class B Invested Amount                                                      22,800,000.00       22,800,000.00

Principal Funding Account                                         0.00                0.00                0.00

Adjusted Invested Amount                              3,460,000,000.00      380,000,000.00      380,000,000.00
Class A Adjusted Invested Amt                                               357,200,000.00      357,200,000.00
Class B Adjusted Invested Amt                                                22,800,000.00       22,800,000.00
Enhancement Invested Amount                                       0.00                0.00                0.00

Principal Allocation Pct                   100.00%               89.16%               9.79%               9.79%
Floating Allocation Pct                    100.00%               89.16%               9.79%               9.79%



            ENDING                           SERIES  1996-A        SERIES  1997-1      SERIES  1997-2       SELLER INTEREST
            ------                           --------------        --------------      --------------       --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                   500,000,000.00             1,700,000,000.00        900,000,000.00
Invested Amount                           500,000,000.00             1,300,000,000.00        900,000,000.00
Class A Invested Amount                   465,000,000.00             1,300,000,000.00        900,000,000.00

Class B Invested Amount                    35,000,000.00                         0.00                  0.00



Principal Funding Account                           0.00                         0.00                  0.00

Adjusted Invested Amount                  500,000,000.00             1,300,000,000.00        900,000,000.00     420,596,571.43
Class A Adjusted Invested Amt             465,000,000.00             1,300,000,000.00        900,000,000.00                 NA

Class B Adjusted Invested Amt              35,000,000.00                         0.00                  0.00                 NA

Enhancement Invested Amount                         0.00                         0.00                  0.00                 NA

Principal Allocation Pct                           12.88%                       33.50%                23.19%             10.84%
Floating Allocation Pct                            12.88%                       33.50%                23.19%             10.84%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:         15-Apr-99  For the Monthly Period Ending:      31-Mar-99  Days in Interest Period (30/360)         30
Determined as of:             09-Apr-99  Monthly Period                            53  Days in Interest Period (Act/360)         31

MINIMUM BALANCE REQUIREMENT                                              GROSS BALANCES OF
----------------------------
Trust Initial Invested Amount                          3,860,000,000.00  ACCOUNTS DELINQUENT:           (%)            ($)
                                                                         -------------------           -----     ---------------

Trust PFA                                                          0.00  30 - 59 days                  2.06%       82,473,171.07
Ending Portfolio Principal Balance                     3,880,596,571.43  60 - 89 days                  1.45%       58,044,808.12
                                                                         90 days +                     3.10%      123,978,458.19
Beginning Excess Funding Acct Bal                                  0.00  Total 30 days +               6.61%      264,496,437.38
Required Excess Funding Account Deposit                            0.00
Excess Funding Account Withdrawal                                  0.00

Seller's Participation Amt (w/o EFA)                     420,596,571.43  Gross Credit Losses           9.61%       31,963,320.34
Required Seller's Interest                               271,641,760.00  Net Credit Losses             7.38%       24,544,612.71
Required Excess Funding Account Balance                            0.00  Discount Option Receivables                           0
Seller's Participation Amount                            420,596,571.43  Discount Percentage                                0.00%
                                                                         Finance  Charge Billed - pool             50,183,342.64
Fraud Losses reassigned to the Seller                              0.00  Fees  Billed - pool                       12,084,866.14
                                                                         Interest Earned on Collection
                                                                         Account                                    2,001,900.59
                                                                         Required Principal Balance             3,860,000,000.00
                                                                         EFA + Receivables + PFA                3,880,596,571.43

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY  REPORT
SERIES  1995-A

Distribution Date of:                                      15-Apr-99
Determined as of:                                          09-Apr-99
For the Monthly Period Ending:                             31-Mar-99
Days in Interest Period (30/360)                                  30
Days in Interest Period (Actual/360)                              31

                                                        Beginning             Ending             Change
                                                    ----------------     ----------------    ---------------
Pool Balance (Principal)                            3,990,480,851.49     3,880,596,571.43    (109,884,280.06)
Excess Funding Account                                          0.00                 0.00               0.00

Invested Amount                                       380,000,000.00       380,000,000.00               0.00
Class A Invested Amount                               357,200,000.00       357,200,000.00               0.00
Class B Invested Amount                                22,800,000.00        22,800,000.00               0.00

Principal Funding Account                                       0.00                 0.00               0.00

Adjusted Invested Amount                              380,000,000.00       380,000,000.00               0.00
Class A Adjusted Invested Amount                      357,200,000.00       357,200,000.00               0.00
Class B Adjusted Invested Amount                       22,800,000.00        22,800,000.00               0.00
Enhancement Invested Amount                                     0.00                 0.00               0.00

Reserve Account                                                 0.00                 0.00               0.00

Available Cash Collateral Amount                       38,000,000.00        38,000,000.00               0.00
Available Shared Collateral Amount                     34,200,000.00        34,200,000.00               0.00
Spread Account                                         19,000,000.00        19,000,000.00               0.00

Servicing Base Amount                                 380,000,000.00       380,000,000.00               0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                         9.52%
Principal Allocation Pct                                        9.52%
Class A Floating Pct                                           94.00%
Class B Floating Pct                                            6.00%
Class A Principal Pct                                          94.00%
Class B Principal Pct                                           6.00%


                                                         Series
ALLOCATIONS                            Trust             1995-A                Class A            Class B
-----------                       ----------------------------------------------------------------------------
Principal Collections             540,128,008.93       51,434,564.16        48,348,490.31       3,086,073.85

Finance Charge Collections         70,619,505.50        6,724,856.75         6,321,365.35         403,491.41
PFA Investment Proceeds                       NA                0.00                 0.00               0.00
Reserve Account Draw                          NA                0.00                 0.00               0.00
                                                    ----------------     ----------------    ---------------
Available Funds                                         6,724,856.75         6,321,365.35         403,491.41

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                      395,833.33           372,083.33          23,750.00
Monthly Interest                                        1,950,350.00         1,830,650.00         119,700.00
Monthly Servicing Fee                                      79,166.67            74,416.67           4,750.00
Defaulted Amounts                  24,544,612.71        2,337,300.49         2,197,062.46         140,238.03
                                                    ----------------     ----------------    ---------------
                                                        4,762,650.49         4,474,212.46         288,438.03

Excess Spread                                           2,102,444.29         1,847,152.89         255,291.41
Required Amount                                                 0.00                 0.00               0.00

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                             11,452.78
Risk-Free Fee                                                                    2,945.00
Interest on CCA Draw                                                                 0.00
Monthly Cash Collateral Fee                                                     14,397.78

CASH COLLATERAL ACCOUNT  (CONTINUED)
------------------------------------
Quarterly Excess Spread Percentage                                                  4.20%
Principal Payment Rate Calculation                                                 12.74%
Calculated Current Month's Spread Account Cap                                       5.00%
Spread Account Cap Adjustment                                                       0.00%
Applicable Spread Account Cap Percentage                                            5.00%
Beginning Cash Collateral Amount                                           38,000,000.00
Required Cash Collateral Amount                                            38,000,000.00
Cash Collateral Account Draw                                                        0.00
Cash Collateral Account Surplus                                                     0.00
Beginning Spread Account Balance                                           19,000,000.00
Required Spread Account Amount                                             19,000,000.00
Required Spread Account Draw                                                        0.00
Required Spread Account Deposit                                                     0.00
Spread Account Surplus                                                              0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                                  0
Controlled Accumulation Amount                                             71,440,000.00
Required PFA Balance                                                                0.00
Beginning PFA Balance                                                               0.00
Controlled Deposit Amount                                                           0.00
Available Investor Principal Collections                                   53,771,864.65
Principal Shortfall                                                                 0.00
Shared Principal to Other Series                                           53,771,864.65
Shared Principal from Other Series                                                  0.00
Class A Monthly Principal                                                           0.00
Class B Monthly Principal                                                           0.00
Monthly Principal                                                                   0.00
PFA Deposit                                                                         0.00
PFA Withdrawal                                                                      0.00
Ending PFA Balance                                                                  0.00
Principal to Investors                                                              0.00
Ending Class A Invested Amount                                            357,200,000.00
Ending Class B Invested Amount                                             22,800,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                              11.70%
Revolving Investor Interest                                               630,000,000.00
Class A Invested Amount                                                   357,200,000.00
Available Principal                                                        73,710,000.00
Class A Accumulation Period Length                                                     5

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                    0.00
Covered Amount                                                                      0.00
Reserve Draw Amount                                                                 0.00
Portfolio Yield                                                                    13.57%
Reserve Account Factor                                                             41.67%
Portfolio Adjusted Yield                                                            4.68%
Reserve Account Funding Period Length                                                  3
Reserve Account Funding Date                                                   15-Nov-99
Weighted Average Coupon                                                             6.16%
Required Reserve Account Amount                                                     0.00
Reserve Account Surplus                                                             0.00
Required Reserve Account Deposit                                                    0.00
Portfolio Yield - 3 month average                                                  12.44%
Base Rate - 3 month average                                                         7.66%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                   4.78%

BANC ONE CREDIT CARD MASTER TRUST  - SUMMARY  REPORT
SERIES     1995-B

Distribution Date of:                             15-Apr-99
Determined as of:                                 09-Apr-99
For the Monthly Period Ending:                    31-Mar-99
Days in Interest Period (30/360)                         30
Days in Interest Period (Actual/360)                     31


                                                  Beginning               Ending              Change
                                                  ---------               ------              ------
Pool Balance (Principal)                   3,990,480,851.49     3,880,596,571.43     (109,884,280.06)
Excess Funding Account                                 0.00                 0.00                0.00

Invested Amount                              380,000,000.00       380,000,000.00                0.00
Class A Invested Amount                      357,200,000.00       357,200,000.00                0.00
Class B Invested Amount                       22,800,000.00        22,800,000.00                0.00

Principal Funding Account                              0.00                 0.00                0.00

Adjusted Invested Amount                     380,000,000.00       380,000,000.00                0.00
Class A Adjusted Invested Amount             357,200,000.00       357,200,000.00                0.00
Class B Adjusted Invested Amount              22,800,000.00        22,800,000.00                0.00
Enhancement Invested Amount                            0.00                 0.00                0.00

Reserve Account                                        0.00                 0.00                0.00

Available Cash Collateral Amount              38,000,000.00        38,000,000.00                0.00
Available Shared Collateral Amount            34,200,000.00        34,200,000.00                0.00
Spread Account                                20,900,000.00        20,900,000.00                0.00

Servicing Base Amount                        380,000,000.00       380,000,000.00                0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                9.52%
Principal Allocation Pct                               9.52%
Class A Floating Pct                                  94.00%
Class B Floating Pct                                   6.00%
Class A Principal Pct                                 94.00%
Class B Principal Pct                                  6.00%

                                                  Series
ALLOCATIONS                        Trust          1995-B             Class A             Class B
--------------------------------------------------------------------------------------------------------
Principal Collections         540,128,008.93  51,434,564.16        48,348,490.31        3,086,073.85

Finance Charge Collections     70,619,505.50   6,724,856.75         6,321,365.35          403,491.41
PFA Investment Proceeds                   NA           0.00                 0.00                0.00
Reserve Account Draw                      NA           0.00                 0.00                0.00
                                              -------------        -------------        ------------
Available Funds                                6,724,856.75         6,321,365.35          403,491.41

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                             395,833.33           372,083.33           23,750.00
Monthly Interest                               1,997,850.00         1,875,300.00          122,550.00
Monthly Servicing Fee                             79,166.67            74,416.67            4,750.00
Defaulted Amounts              24,544,612.71   2,337,300.49         2,197,062.46          140,238.03
                                              -------------        -------------        ------------
                                               4,810,150.49         4,518,862.46          291,288.03

Excess Spread                                  2,054,944.29         1,802,502.89          252,441.41
Required Amount                                        0.00                 0.00                0.00

CASH COLLATERAL ACCOUNT
----------------------
Cash Collateral Fee                                                    10,160.25
Risk-Free Fee                                                           5,759.11
Interest on CCA Draw or Difference between Loan Interest
  and Deposit Interest                                                (10,177.87)
                                                                   -------------
Monthly Cash Collateral Fee                                             5,741.49

CASH COLLATERAL ACCOUNT  (CONTINUED)
-----------------------------------
Quarterly Excess Spread Percentage                                                4.05%
Principal Payment Rate Calculation                                               12.74%
Calculated Current Month's Spread Account Cap                                     5.50%
Spread Account Cap Adjustment                                                     0.00%
Applicable Spread Account Cap Percentage                                          5.50%
Beginning Cash Collateral Amount                                         38,000,000.00
Required Cash Collateral Amount                                          38,000,000.00
Cash Collateral Account Draw                                                      0.00
Cash Collateral Account Surplus                                                   0.00
Beginning Spread Account Balance                                         20,900,000.00
Required Spread Account Amount                                           20,900,000.00
Required Spread Account Draw                                                      0.00
Required Spread Account Deposit                                                   0.00
Spread Account Surplus                                                            0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                                0
Controlled Accumulation Amount                                           71,440,000.00
Required PFA Balance                                                              0.00
Beginning PFA Balance                                                             0.00
Controlled Deposit Amount                                                         0.00
Available Investor Principal Collections                                 53,771,864.65
Principal Shortfall                                                               0.00
Shared Principal to Other Series                                         53,771,864.65
Shared Principal from Other Series                                                0.00
Class A Monthly Principal                                                         0.00
Class B Monthly Principal                                                         0.00
Monthly Principal                                                                 0.00
PFA Deposit                                                                       0.00
PFA Withdrawal                                                                    0.00
Ending PFA Balance                                                                0.00
Principal to Investors                                                            0.00
Ending Class A Invested Amount                                          357,200,000.00
Ending Class B Invested Amount                                           22,800,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                            11.70%
Revolving Investor Interest                                             630,000,000.00
Class A Invested Amount                                                 357,200,000.00
Available Principal                                                      73,710,000.00
Class A Accumulation Period Length                                                   5

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                  0.00
Covered Amount                                                                    0.00
Reserve Draw Amount                                                               0.00
Portfolio Yield                                                                  13.57%
Reserve Account Factor                                                           41.67%
Portfolio Adjusted Yield                                                          4.53%
Reserve Account Funding Period Length                                                3
Reserve Account Funding Date                                                 15-Feb-00
Weighted Average Coupon                                                           6.31%
Required Reserve Account Amount                                                   0.00
Reserve Account Surplus                                                           0.00
Required Reserve Account Deposit                                                  0.00
Portfolio Yield - 3                                                              12.44%
Base Rate - 3 month average                                                       7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                 4.63%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
SERIES     1996-A

Distribution Date of:                                  15-Apr-99
Determined as of:                                      09-Apr-99
For the Monthly Period Ending:                         31-Mar-99
Days in Interest Period (30/360)                              30
Days in Interest Period (Actual/360)                          31

                                                       Beginning               Ending             Change
                                                       ---------               ------             ------
Pool Balance (Principal)                        3,990,480,851.49     3,880,596,571.43    (109,884,280.06)
Excess Funding Account                                      0.00                 0.00               0.00

Invested Amount                                   500,000,000.00       500,000,000.00               0.00
Class A Invested Amount                           465,000,000.00       465,000,000.00               0.00
Class B Invested Amount                            35,000,000.00        35,000,000.00               0.00

Principal Funding Account                                   0.00                 0.00               0.00

Adjusted Invested Amount                          500,000,000.00       500,000,000.00               0.00
Class A Adjusted Invested Amount                  465,000,000.00       465,000,000.00               0.00
Class B Adjusted Invested Amount                   35,000,000.00        35,000,000.00               0.00
Enhancement Invested Amount                                 0.00                 0.00               0.00

Reserve Account                                             0.00                 0.00               0.00

Available Cash Collateral Amount                   50,000,000.00        50,000,000.00               0.00
Available Shared Collateral Amount                 50,000,000.00        50,000,000.00               0.00
Spread Account                                     12,500,000.00        10,000,000.00      (2,500,000.00)

Servicing Base Amount                             500,000,000.00       500,000,000.00               0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                    12.53%
Principal Allocation Pct                                   12.53%
Class A Floating Pct                                       93.00%
Class B Floating Pct                                        7.00%
Class A Principal Pct                                      93.00%
Class B Principal Pct                                       7.00%

                                                       Series
ALLOCATIONS                           Trust            1996-A                 Class A            Class B
-----------                  ----------------------------------------------------------------------------------
Principal Collections        540,128,008.93        67,677,058.11        62,939,664.04       4,737,394.07

Finance Charge Collections    70,619,505.50         8,848,495.72         8,229,101.02         619,394.70
PFA Investment Proceeds                  NA                 0.00                 0.00               0.00
Reserve Account Draw                     NA                 0.00                 0.00               0.00
                                                ----------------     ----------------    ---------------
Available Funds                                     8,848,495.72         8,229,101.02         619,394.70

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                  520,833.33           484,375.00          36,458.33
Monthly Interest                                    2,224,895.83         2,065,649.48         159,246.35
Monthly Servicing Fee                                 104,166.67            96,875.00           7,291.67
Defaulted Amounts             24,544,612.71         3,075,395.38         2,860,117.70         215,277.68
                                                ----------------     ----------------    ---------------
                                                    5,925,291.21         5,507,017.18         418,274.03

Excess Spread                                       3,138,482.19         2,722,083.85         416,398.35
Required Amount                                             0.00                 0.00               0.00

1 MONTH LIBOR RATE                 4.938750%
------------------

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                         26,909.72
Interest on CCA Draw                                                             0.00
Total                                                                       26,909.72

CASH COLLATERAL ACCOUNT (CONTINUED)
-----------------------------------
Quarterly Excess Spread Percentage                                             5.26%
Principal Payment Rate Calculation                                            12.74%
Calculated Current Month's Spread Account Cap                                  2.00%
Spread Account Cap Adjustment                                                  0.00%
Applicable Spread Account Cap Percentage                                       2.00%
Beginning Cash Collateral Amount                                      50,000,000.00
Required Cash Collateral Amount                                       50,000,000.00
Cash Collateral Account Draw                                                   0.00
Cash Collateral Account Surplus                                                0.00
Beginning Spread Account Balance                                      12,500,000.00
Required Spread Account Amount                                        10,000,000.00
Required Spread Account Draw                                                   0.00
Required Spread Account Deposit                                                0.00
Spread Account Surplus                                                 2,500,000.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                             0
Controlled Accumulation Amount                                        58,125,000.00
Required PFA Balance                                                           0.00
Beginning PFA Balance                                                          0.00
Controlled Deposit Amount                                                      0.00
Available Investor Principal Collections                              70,752,453.48
Principal Shortfall                                                            0.00
Shared Principal to Other Series                                      70,752,453.48
Shared Principal from Other Series                                             0.00
Class A Monthly Principal                                                      0.00
Class B Monthly Principal                                                      0.00
Monthly Principal                                                              0.00
PFA Deposit                                                                    0.00
PFA Withdrawal                                                                 0.00
Ending PFA Balance                                                             0.00
Principal to Investors                                                         0.00
Ending Class A Invested Amount                                       465,000,000.00
Ending Class B Invested Amount                                        35,000,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                         11.70%
Revolving Investor Interest                                          500,000,000.00
Class A Invested Amount                                              465,000,000.00
Available Principal                                                   58,500,000.00
Class A Accumulation Period Length                                                8

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                               0.00
Covered Amount                                                                 0.00
Reserve Draw Amount                                                            0.00
Portfolio Yield                                                               13.57%
Reserve Account Factor                                                        66.67%
Portfolio Adjusted Yield                                                       5.65%
Reserve Account Funding Period Length                                             3
Reserve Account Funding Date                                            15-Jun-2002
Weighted Average Coupon                                                        5.34%
Required Reserve Account Amount                                                0.00
Reserve Account Surplus                                                        0.00
Required Reserve Account Deposit                                               0.00
Portfolio Yield - 3 month average                                             12.44%
Base Rate - 3 month average                                                    6.69%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                              5.75%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY  REPORT
SERIES  1997-1


Distribution Date of:                                            15-Apr-99
Determined as of:                                                09-Apr-99
For the Monthly Period Ending:                                   31-Mar-99
Days in Interest Period (30/360)                                        30
Days in Interest Period (Actual/360)                                    31

                                                              Beginning                 Ending              Change
                                                          ----------------         ----------------   -----------------
Pool Balance (Principal)                                  3,990,480,851.49         3,880,596,571.43     (109,884,280.06)
Excess Funding Account                                                0.00                     0.00                0.00
Maximum Certificate Invested Amount                       1,700,000,000.00         1,700,000,000.00                0.00
Invested Amount                                           1,300,000,000.00         1,300,000,000.00                0.00

Partial Amortization Amount                                           0.00                     0.00                0.00
Specified Payment Date
Partial Amortization Amount Principal                                 0.00                     0.00                0.00
  All prior Partial Amortization Amount reductions
  related to above Specified Payment Date
Partial Amortization Amount - Total                                   0.00                     0.00                0.00

Commitment                                                  126,750,000.00           126,750,000.00               (0.00)
Available Cash Collateral Amount                            165,750,000.00           165,750,000.00                0.00
Seller Reserve Portion                                       39,000,000.00            39,000,000.00                0.00
Unused Commitment                                            39,000,000.00            39,000,000.00                0.00

Servicing Base Amount                                     1,700,000,000.00         1,700,000,000.00                0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                              32.58%
Principal Allocation Pct                                             32.58%

ALLOCATIONS                                                 Master  Trust           Series  1997-1
-----------                                               ----------------         ----------------
Principal Collections                                       540,128,008.93           175,960,351.08

Finance Charge Collections                                   70,619,505.50            23,006,088.88
Interest Earned on CCA-Seller Account                                   NA               154,375.00
blank                                                                                          0.00
                                                                                   ----------------
Total Available Fund                                                                  23,160,463.88

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                                                   1,354,166.67
Monthly Interest                                                                       5,793,506.73
Monthly Servicing Fee                                                                    270,833.33
Defaulted Receivables                                        24,544,612.71             7,996,027.98
                                                                                   ----------------
                                                                                      15,414,534.71

Excess Spread                                                                          7,745,929.18
Required Amount                                                                                0.00

Prepayable Increase Amount Interest - Total                                                    0.00
Prepayable Increase Amount Interest - Paid                                                     0.00
Prepayable Increase Amount Interest - Unpaid                                                   0.00

Eurodollar  Rate                                                                           0.000000%

CP  Rate                                                                                   5.147870%

CASH COLLATERAL ACCOUNT
-----------------------
Monthly Cash Collateral Fee                                                              54,572.92
Risk Rate Base Portion Fee                                                                    0.00
Commitment Fee                                                                            8,395.83
                                                                                  ----------------
TOTAL  FEES                                                                              62,968.75

Risk Rate Base Portion                                                                        0.00
Risk Rate                                                                                     0.00%
Quarterly Excess Spread Percentage                                                            4.60%
Applicable Excess Spread Percentage                                                           3.62%
Lender Percentage                                                                             9.75%
Beginning Cash Collateral Amount                                                    165,750,000.00
Required Cash Collateral Amount                                                     165,750,000.00
Draw Amount                                                                                   0.00
Cash Collateral Account Surplus                                                               0.00
Beginning Seller Reserve Portion-Balance                                             39,000,000.00
Required Seller Reserve Portion                                                      39,000,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                       0.00
Ending Cash Collateral Amount - Lender Sub-Account                                  126,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                   39,000,000.00
Available Cash Collateral Amount - Ending Balance                                   165,750,000.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Amortization                                                                          n/a
Controlled Distribution Amount                                                                0.00
Available Investor Principal Collections                                            183,956,379.06
Principal Shortfall                                                                           0.00
Shared Principal to Other Series                                                    183,956,379.06
Shared Principal from Other Series                                                            0.00
Monthly Principal                                                                             0.00
Ending Invested Amount                                                            1,300,000,000.00

AMORTIZATION PERIOD LENGTH
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                        11.70%
Revolving Investor Interest                                                       1,300,000,000.00
Invested Amount                                                                   1,300,000,000.00
Available Principal                                                                 152,100,000.00
Class A Accumulation Period Length                                                               9

PAYOUT EVENTS
-------------
Portfolio Yield - for the month                                                              13.71%
Portfolio Yield - 3 month average                                                            12.58%
Base Rate - 3 month average                                                                   6.82%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                             5.76%
Required CCA - Available Cash Collateral Amount                                               0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                     0.00%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
SERIES     1997-2


Distribution Date of:                                    15-Apr-99
Determined as of:                                        09-Apr-99
For the Monthly Period Ending:                           31-Mar-99
Days in Interest Period (30/360)                                30
Days in Interest Period (Actual/360)                            31

                                                         Beginning                   Ending              Change
                                                         ---------                   ------              ------
Pool Balance (Principal)                          3,990,480,851.49         3,880,596,571.43     (109,884,280.06)
Excess Funding Account                                        0.00                     0.00                0.00
Maximum Certificate Invested Amount                 900,000,000.00           900,000,000.00                0.00
Invested Amount                                     900,000,000.00           900,000,000.00                0.00

Partial Amortization Amount                                   0.00                     0.00                0.00
Specified Payment Date
Partial Amortization Amount Principal                         0.00                     0.00                0.00
 All prior Partial Amortization Amount
 reductions related to above Specified
 Payment Date
Partial Amortization Amount - Total                           0.00                     0.00                0.00

Commitment                                           87,750,000.00            87,750,000.00                0.00
Available Cash Collateral Amount                    114,750,000.00           114,750,000.00                0.00
Seller Reserve Portion                               27,000,000.00            27,000,000.00                0.00
Unused Commitment                                             0.00                     0.00                0.00

Servicing Base Amount                               900,000,000.00           900,000,000.00                0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                      22.55%
Principal Allocation Pct                                     22.55%

ALLOCATIONS                                           Master Trust            Series 1997-2
-----------                                           ------------            -------------
Principal Collections                               540,128,008.93           121,818,704.59

Finance Charge Collections                           70,619,505.50            15,927,292.30
Interest Earned on CCA-Seller Account                           NA               106,875.00
blank                                                                                  0.00
                                                                                       ----
Total Available Fund                                                          16,034,167.30

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                                             937,500.00
Monthly Interest                                                               3,973,648.00
Monthly Servicing Fee                                                            187,500.00
Defaulted Receivables                                24,544,612.71             5,535,711.68
                                                                               ------------
                                                                              10,634,359.68

Excess Spread                                                                  5,399,607.63
Required Amount                                                                        0.00

Prepayable Increase Amount Interest - Total                                            0.00
Prepayable Increase Amount Interest - Paid                                             0.00
Prepayable Increase Amount Interest - Unpaid                                           0.00

Eurodollar Rate                                                                    0.000000%

CP Rate                                                                            5.143000%

CASH COLLATERAL ACCOUNT
-----------------------
Monthly Cash Collateral Fee                                                      37,781.25
Risk Rate Base Portion Fee                                                            0.00
Commitment Fee                                                                        0.00
                                                                                      ----
TOTAL FEES                                                                       37,781.25

Risk Rate Base Portion                                                                0.00
Risk Rate                                                                             0.00%
Quarterly Excess Spread Percentage                                                    4.65%
Applicable Excess Spread Percentage                                                   3.69%
Lender Percentage                                                                     9.75%
Beginning Cash Collateral Amount                                            114,750,000.00
Required Cash Collateral Amount                                             114,750,000.00
Draw Amount                                                                           0.00
Cash Collateral Account Surplus                                                       0.00
Beginning Seller Reserve Portion-Balance                                     27,000,000.00
Required Seller Reserve Portion                                              27,000,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                               0.00
Ending Cash Collateral Amount - Lender Sub-Account                           87,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                           27,000,000.00
Available Cash Collateral Amount - Ending Balance                           114,750,000.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Amortization                                                                  n/a
Controlled Distribution Amount                                                        0.00
Available Investor Principal Collections                                    127,354,416.27
Principal Shortfall                                                                   0.00
Shared Principal to Other Series                                            127,354,416.27
Shared Principal from Other Series                                                    0.00
Monthly Principal                                                                     0.00
Ending Invested Amount                                                      900,000,000.00

AMORTIZATION PERIOD LENGTH
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                11.70%
Revolving Investor Interest                                                 900,000,000.00
Invested Amount                                                             900,000,000.00
Available Principal                                                         105,300,000.00
Class A Accumulation Period Length                                                       9

PAYOUT EVENTS
-------------
Portfolio Yield - for the month                                                      13.71%
Portfolio Yield - 3 month average                                                    12.58%
Base Rate - 3 month average                                                           6.77%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                     5.80%
Required CCA - Available Cash Collateral Amount                                       0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)             0.00%